INVENTORIES - NET (Details) $ in Millions, Rp in Billions	Dec. 31, 2022 IDR (Rp)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 IDR (Rp)
INVENTORIES
Total current inventories	Rp 1,144	$ 73	Rp 779
Gross or Cost
INVENTORIES
Components	588		578
SIM cards and prepaid vouchers	321		148
Others	294		122
Total current inventories	1,203		848
Allowance for expected credit losses
INVENTORIES
Total current inventories	Rp (59)		Rp (69)